Receivables, Net (Tables)	12 Months Ended
Apr. 29, 2017
Receivables

Receivables represent customer, private and public institutional and government billings, credit/debit card, advertising, landlord and other receivables due within one year as follows:

	April 29, 2017	April 30, 2016
Trade accounts	$16,189	$21,000
Credit/debit card receivables	25,136	28,232
eBook settlement receivable (see Note 5)	2,478	53,809
Other receivables	23,491	21,876

Total receivables, net	$67,294	$124,917